SECOND EXTENSION OF CONTRACT TO PURCHASE MINING PROPERTY

This is an agreement to Amend/Extend that Contract to Buy and Sell Real Estate dated November 18, l998 between ORA Management, L.L.C. (referred to herein as Buyer) and Nugget Exploration, Inc. (referred to herein as seller) (a copy of which is attached hereto and incorporated by this reference into the body of this document as if fully set forth herein) pertaining to the property described as 1711.98 Acres Described Under Attachment "A" in Fremont County, Wyoming.

A.  EXTENSIONS AND AMENDMENTS

All dates set forth in that Contract to Buy and Sell Real estate shall remain the same except:

Closing may be extended to, but not beyond, May 24, l999 with the following conditions:

FIRST: That an additional cash down payment of Four Hundred Fifty Thousand Dollars ($450,000.00) shall be deposited to escrow account # _________held by The Hilltop National Bank, Casper, Wyoming for Nugget Exploration, Inc. One Hundred Thousand Dollars ($100,000.00) of this deposit shall be nonrefundable. Thirty Five Thousand Dollars ($35,000.00) downpayment already deposited to the escrow account held by Sothebys International Realty is also nonrefundable. These deposits will accrue to the purchase price of Seven Hundred Thousand Dollars ($700,000.00) which shall be paid at the time of closing.

SECOND: If Buyer does not close by midnight, May 24, l999, Three hundred Fifty Thousand Dollars ($350,000) will be returned to him by wire transfer and the contract for sale is void.

All other terms and conditions of that Contract to Buy and Sell Real Estate shall remain the same.

This   agreement  has  been  executed  in  multiple   copies  and  my  signature
acknowledges my consent and agreement to the terms hereof and that I received a signed copy at the time of signing.

All representations made in the negotiations of this sale have been incorporated herein. There are no verbal agreements between Buyer and Seller and or any Broker to modify terms and conditions.




/s/ ORA Management, L.L.C.           4/23/99
Buyer  ORA Management, L.L.C.        Date

/s/ Brad Hyde
By: Brad Hyde


/s/ Nugget Exploration, Inc.          4/23/99
Seller   Nugget Exploration, Inc.     Date

/s/  Mary C. MacGuire
By:  Mary C. MacGuire